UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-37963	98-0630022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

96 Pitts Bay Road

Pembroke, HM08, Bermuda

(Address of principal executive offices and zip code)

(441) 279-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 8.01 below is incorporated by reference herein.

Item 8.01        Other Events.

On January 9, 2018, Athene Holding Ltd. (the “Company”) entered into an Underwriting Agreement by and among the Company and Barclays Capital Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by the Company of $1,000,000,000 aggregate principal amount of its 4.125% Senior Notes due 2028 (the “Notes”). The Notes will be issued pursuant to an Indenture, dated as of January 12, 2018, by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of January 12, 2018, by and among the Company and the Trustee. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-222392), previously filed by the Company with the Securities and Exchange Commission under the Act.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 9, 2018, by and among Athene Holding Ltd. and Barclays Capital Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Indenture for Debt Securities, dated as of January 12, 2018, by and between Athene Holding Ltd. and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated January 12, 2018, by and between Athene Holding Ltd. and U.S. Bank National Association, as trustee

4.3	Form of 4.125% Senior Notes due 2028 (included in Exhibit 4.2)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Sidley Austin LLP

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 9, 2018, by and among Athene Holding Ltd. and Barclays Capital Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Indenture for Debt Securities, dated as of January 12, 2018, by and between Athene Holding Ltd. and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated January 12, 2018, by and between Athene Holding Ltd. and U.S. Bank National Association, as trustee

4.3	Form of 4.125% Senior Notes due 2028 (included in Exhibit 4.2)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Sidley Austin LLP

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATHENE HOLDING LTD.

Date: January 12, 2018	By:	/s/ John Golden
John Golden
Executive Vice President, Legal